OTHER FINANCIAL ITEMS	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS
OTHER FINANCIAL ITEMS

Other financial items comprise the following items:

	Year ended December 31
(in thousands of $)	2014	2013	2012
Net increase/(decrease) in fair value of non-designated derivatives	(7,636)	7,726	6,493
Net cash payments on non-designated derivatives	(7,196)	(2,653)	(179)
Net increase/(decrease) in fair value of designated derivatives (ineffective portion)	(63)	224	1,466
Other items	(1,337)	(3,294)	(1,904)
Total other financial items	(16,232)	2,003	5,876

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. The net movement in the fair values of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income". The above net increase/ (decrease) in valuation of non-designated derivatives in the year ended December 31, 2014, includes $(4.5) million (2013: $2.1 million; 2012: $27,000) reclassified from "Other comprehensive income", as a result of certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges.

Other items in the year ended December 31, 2014, include a net loss of $109,000 arising from foreign currency translation (2013: $507,000 net loss; 2012: $8,000 net gain). Other items also include bank charges and fees relating to loan facilities.